UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 14, 2006

NeuStar, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

46000 Center Oak Plaza, Sterling, Virginia		20166
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(571) 434-5400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 14, 2006, the Federal Communications Commission delivered a modification to the National Thousands-Block Pooling Administration Agreement (the "Pooling Agreement") awarded to NeuStar, Inc. by the Federal Communications Commission. The principal effect of the modification was to extend the term of the Pooling Agreement, as a result of which the term of the Pooling Agreement will run through September 14, 2006 with the option to further extend the Pooling Agreement for two one-month periods. The Pooling Agreement was filed with the Securities and Exchange Commission as Exhibit 10.3 to NeuStar’s Form 10-K (File No. 001-32548) filed on March 29, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuStar, Inc.

June 20, 2006	By:	/s/ Jeffrey E. Ganek

Name: Jeffrey E. Ganek
Title: Chairman and Chief Executive Officer